Exhibit 99.1

Investor Contact:                         Media Contact:
Lindsey Opsahl                        Leslie Wojcik
SEI                                    SEI
+1 610-676-4052                        +1 610-676-4191
lopsahl@seic.com                        lwojcik@seic.com
Pages:        8

FOR IMMEDIATE RELEASE
SEI Reports Second-Quarter 2021 Financial Results
OAKS, Pa., July 21, 2021 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the second-quarter 2021. Diluted earnings per share were $0.93 in second-quarter 2021 compared to $0.68 in second-quarter 2020.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2021	2020	%	2021	2020	%

Revenues	$475,651	$400,646	19%	$931,337	$815,408	14%
Net income	133,778	101,066	32%	263,248	210,308	25%
Diluted earnings per share	$0.93	$0.68	37%	$1.82	$1.39	31%
“Our second-quarter results reflect positive markets, improving sales momentum and solid capital returns to shareholders. We continue to invest in our technology and investment solutions to deliver best-in-class products and services to our clients,” said Alfred P. West, Jr., SEI Chairman and CEO.

“As the industry evolves coming out of the pandemic, we continue to execute growth strategies across our business and take advantage of increasing demands for integrated technologies, sound operational solutions and a market-responsive investment approach. For more than 50 years, our stability, scale and success have been driven by seizing opportunities powered by our dedicated, talented workforce and tech-driven solutions. We are committed to delivering long-term value to our shareholders, employees, clients and communities.”

Summary of Second-Quarter Results by Business Segment

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
(In thousands)
	2021	2020	%	2021	2020	%
Private Banks:
Revenues	$123,676	$107,726	15%	$241,284	$220,947	9%
Expenses	117,654	107,723	9%	228,378	218,376	5%
Operating Profit	6,022	3	NM	12,906	2,571	402%
Operating Margin	5%	—%		5%	1%

Investment Advisors:
Revenues	119,396	93,708	27%	232,690	196,029	19%
Expenses	59,133	50,149	18%	114,160	102,581	11%
Operating Profit	60,263	43,559	38%	118,530	93,448	27%
Operating Margin	50%	46%		51%	48%

Institutional Investors:
Revenues	85,699	76,523	12%	170,198	155,726	9%
Expenses	41,895	36,937	13%	81,053	75,204	8%
Operating Profit	43,804	39,586	11%	89,145	80,522	11%
Operating Margin	51%	52%		52%	52%

Investment Managers:
Revenues	142,808	119,340	20%	279,227	235,969	18%
Expenses	84,995	74,668	14%	168,015	148,957	13%
Operating Profit	57,813	44,672	29%	111,212	87,012	28%
Operating Margin	40%	37%		40%	37%

Investments in New Businesses:
Revenues	4,072	3,349	22%	7,938	6,737	18%
Expenses	13,631	13,466	1%	27,035	24,376	11%
Operating Loss	(9,559)	(10,117)	NM	(19,097)	(17,639)	NM

Totals:
Revenues	$475,651	$400,646	19%	$931,337	$815,408	14%
Expenses	317,308	282,943	12%	618,641	569,494	9%
Corporate Overhead Expenses	22,322	17,391	28%	43,838	35,374	24%
Income from Operations	$136,021	$100,312	36%	$268,858	$210,540	28%

Second-Quarter Business Highlights:
•Revenues from Asset management, administration, and distribution fees increased primarily from higher assets under administration in our Investment Managers segment due to market appreciation and positive cash flows from new and existing clients.
•Average assets under administration increased $185.4 billion, or 28%, to $858.2 billion in the second-quarter 2021, as compared to $672.8 billion during the second-quarter 2020 (see attached Average Asset Balances schedules for further details).
•Average assets under management, excluding LSV, increased $66.6 billion, or 29%, to $293.4 billion in the second-quarter 2021, as compared to $226.8 billion during the second-quarter 2020 primarily due to market appreciation (see attached Average Asset Balances schedules for further details).
•Net sales events in the Private Banks and Investment Managers segments during second-quarter 2021 were $13.2 million and are expected to generate net annualized recurring revenues of approximately $9.8 million when contract values are completely realized.
•Net sales events in asset management-related businesses of the Investment Advisors and Institutional Investors segments and the Asset Management Distribution (AMD) business in the Private Banks segment during second-quarter 2021 were $2.8 million, reflecting positive asset flows in the Advisor and AMD businesses, offset by net losses in our legacy Institutional client base.
•The increase in operational expenses was primarily due to increased direct costs related to increased revenues, as well as increased personnel costs to service new clients in our Investment Managers segment.
•Earnings from LSV increased by $6.8 million, or 24%, to $35.1 million in second-quarter 2021, as compared to $28.3 million in second-quarter 2020. The increase in earnings was due to higher assets under management from market appreciation. Negative cash flows from existing clients and client losses partially offset the increase in earnings from LSV.
•Stock-based compensation expense in second-quarter 2021 increased $3.0 million as compared to second-quarter 2020 due to equity awards in late 2020 and from a change in estimate of the timing of when stock-option vesting targets would be achieved. We expect to recognize $25.7 million in stock-based compensation expense during the remainder of 2021.
•We capitalized $5.9 million of software development costs in second-quarter 2021 for continued enhancements to the SEI Wealth PlatformSM. Amortization expense related to SWP was $12.0 million in second-quarter 2021.
•Effective tax rates were 22.3% in second-quarter 2021 and 23.3% in second-quarter 2020. The decrease in our effective tax rate was due to increased tax benefits associated with a higher volume of stock option exercises.
•We repurchased 2.1 million shares of our common stock for $129.2 million during the second-quarter 2021.
•Cash flow from operations was $188.4 million, or $1.31 per share, and free cash flow was $171.3 million during the second-quarter 2021.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on July 21, 2021. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 1520669.

About SEI
After 50 years in business, SEI (NASDAQ:SEIC) remains a leading global provider of investment processing, investment management, and investment operations solutions designed to help corporations, financial institutions, financial advisors, and ultra-high-net-worth families create and manage wealth. As of June 30, 2021, through its subsidiaries and partnerships in which the company has a significant interest, SEI manages, advises or administers approximately $1.3 trillion in hedge, private equity, mutual fund and pooled or separately managed assets, including approximately $399 billion in assets under management and $880 billion in client assets under administration. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as ‘'may,’' '‘will,’' ‘'expect,’' ‘'believe’' and ‘'continue’' or ‘‘appear.’’ Our forward-looking statements include our current expectations as to:
•revenue that we believe will be generated by sales events that occurred during the quarter and the timing of such realization,
•whether we will have sales momentum,
•whether we will be able to take advantage of increasing sales demand,
•whether we will invest in the strength and expansion of our solutions,
•our strategic priorities and commitments and the degree to which we will execute on them,
•the elements of our long-term success, and
•the degree to which our business will be successful and the beneficiaries of any such success.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to:
•our ability to capture the opportunities inherent in significant change,
•the timing and success of client migrations, implementations and conversions,
•our ability to expand our relationships and revenue opportunities with new and existing clients,
•the timing of and our ability to integrate acquisition targets,
•the degree to which M&A activity in the industries in which we compete will affect our sales,
•the degree to which our technology is being adopted across both our existing client base and new clients,
•our ability to leverage our technologies and scale our businesses,
•the degree to which one-time and transaction-based revenues during the quarter will be repeated,
•revenue that we believe will be generated by sales events that occurred during the quarter or when our unfunded backlog may fund,
•the strategic initiatives and business segments that we will pursue and those in which we will invest,
•the competition for and cost of talent and the effect of these factors on our business,
•the amount of recurring sales we will generate,
•the strength of our pipelines and demand for our products and services,
•the degree to which the global COVID-19 pandemic is affecting our business,
•the momentum we may have with respect to our businesses,
•the headwinds we will face and our strategies for how we may respond to these headwinds,
•how we will manage our expenses and the degree to which our forecasted expenses will decline, increase or normalize,
•when we integrate purchased assets into SWP and the timing of our ability to offer additional services to clients,
•the organic and inorganic opportunities that will drive our growth, and
•the success and benefits of our strategic investments.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2020, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2021	2020	2021	2020

Asset management, admin. and distribution fees	$382,509	$320,577	$750,155	$652,430
Information processing and software servicing fees	93,142	80,069	181,182	162,978

Total revenues	475,651	400,646	931,337	815,408

Subadvisory, distribution and other asset mgmt. costs	55,827	44,182	105,991	89,519
Software royalties and other information processing costs	7,471	7,389	13,213	14,836
Compensation, benefits and other personnel	141,779	125,331	279,000	256,812
Stock-based compensation	10,103	7,062	19,855	13,991
Consulting, outsourcing and professional fees	55,449	57,111	109,789	110,401
Data processing and computer related	27,375	24,506	53,096	47,210
Facilities, supplies and other costs	18,479	13,973	35,727	30,769
Amortization	14,723	13,140	29,075	26,217
Depreciation	8,424	7,640	16,733	15,113

Total expenses	339,630	300,334	662,479	604,868

Income from operations	136,021	100,312	268,858	210,540

Net gain (loss) on investments	377	1,903	709	(2,086)
Interest and dividend income	878	1,370	1,823	4,573
Interest expense	(130)	(151)	(253)	(303)
Equity in earnings of unconsolidated affiliate	35,065	28,276	68,415	58,183

Income before income taxes	172,211	131,710	339,552	270,907

Income taxes	38,433	30,644	76,304	60,599

Net income	$133,778	$101,066	$263,248	$210,308

Basic earnings per common share	$0.94	$0.69	$1.85	$1.42

Shares used to calculate basic earnings per share	142,074	147,478	142,638	148,473

Diluted earnings per common share	$0.93	$0.68	$1.82	$1.39

Shares used to calculate diluted earnings per share	144,212	149,598	144,759	150,983

Dividends declared per common share	$0.37	$0.35	$0.37	$0.35

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30,	December 31,
	2021	2020
Assets
Current Assets:
Cash and cash equivalents	$780,928	$784,626
Restricted cash	351	3,101
Receivables from investment products	56,177	55,271
Receivables, net of allowance for doubtful accounts of $3,188 and $1,100	409,568	385,219
Securities owned	26,174	34,064
Other current assets	38,158	38,696
Total Current Assets	1,311,356	1,300,977

Property and Equipment, net of accumulated depreciation of $394,743 and $378,639	184,042	189,052
Operating Lease Right-of-Use Assets	36,871	38,397
Capitalized Software, net of accumulated amortization of $518,514 and $491,739	256,473	270,977
Available for Sale and Equity Securities	130,039	105,419
Investments in Affiliated Funds, at fair value	6,932	6,166
Investment in Unconsolidated Affiliate	47,420	98,433
Goodwill	64,489	64,489
Intangible Assets, net of accumulated amortization of $14,573 and $12,456	33,187	24,304
Deferred Contract Costs	33,352	33,781
Deferred Income Taxes	2,447	2,972
Other Assets, net	33,082	32,289
Total Assets	$2,139,690	$2,167,256

Liabilities and Equity
Current Liabilities:
Accounts payable	$9,291	$7,766
Accrued liabilities	211,984	299,845
Current portion of long-term operating lease liabilities	10,344	8,579
Deferred revenue	1,280	1,085
Total Current Liabilities	232,899	317,275

Long-term Income Taxes Payable	803	803
Deferred Income Taxes	47,644	55,159
Long-term Operating Lease Liabilities	31,697	34,058
Other Long-term Liabilities	21,041	20,054
Total Liabilities	334,084	427,349

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 141,027 and 143,396 shares issued and outstanding	1,410	1,434
Capital in excess of par value	1,219,487	1,190,001
Retained earnings	599,231	565,270
Accumulated other comprehensive loss, net	(14,522)	(16,798)
Total Shareholders' Equity	1,805,606	1,739,907
Total Liabilities and Shareholders' Equity	$2,139,690	$2,167,256

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Jun. 30,	Sept. 30,	Dec. 31	Mar. 31,	Jun. 30,
	2020	2020	2020	2021	2021
Private Banks:
Equity and fixed-income programs	$22,974	$23,499	$25,498	$25,098	$26,264
Collective trust fund programs	5	6	6	7	7
Liquidity funds	4,291	3,718	3,778	3,793	3,654
Total assets under management	$27,270	$27,223	$29,282	$28,898	$29,925
Client assets under administration	23,903	24,174	26,346	4,379	4,412
Total assets	$51,173	$51,397	$55,628	$33,277	$34,337

Investment Advisors:
Equity and fixed-income programs	$59,958	$65,581	$71,247	$73,818	$78,052
Collective trust fund programs	3	3	1	1	1
Liquidity funds	6,648	3,866	3,832	3,584	3,550
Total assets under management	$66,609	$69,450	$75,080	$77,403	$81,603

Institutional Investors:
Equity and fixed-income programs	$80,257	$83,846	$90,869	$92,040	$93,010
Collective trust fund programs	103	101	98	95	5
Liquidity funds	1,924	2,096	2,128	2,909	2,516
Total assets under management	$82,284	$86,043	$93,095	$95,044	$95,531
Client assets under advisement	3,326	3,618	4,063	4,333	4,566
Total assets	$85,610	$89,661	$97,158	$99,377	$100,097

Investment Managers:
Collective trust fund programs	58,178	63,277	75,214	78,304	87,012
Liquidity funds	664	389	424	449	473
Total assets under management	$58,842	$63,666	$75,638	$78,753	$87,485
Client assets under administration (A)	668,611	730,369	760,397	831,819	875,942
Total assets	$727,453	$794,035	$836,035	$910,572	$963,427

Investments in New Businesses:
Equity and fixed-income programs	$1,498	$1,572	$1,711	$1,777	$1,924
Liquidity funds	194	169	162	289	191
Total assets under management	$1,692	$1,741	$1,873	$2,066	$2,115
Client assets under advisement	1,193	1,179	1,299	1,355	1,422
Total assets	$2,885	$2,920	$3,172	$3,421	$3,537

LSV Asset Management:
Equity and fixed-income programs (B)	$81,134	$82,051	$93,692	$101,565	$102,404

Total:
Equity and fixed-income programs (C)	$245,821	$256,549	$283,017	$294,298	$301,654
Collective trust fund programs	58,289	63,387	75,319	78,407	87,025
Liquidity funds	13,721	10,238	10,324	11,024	10,384
Total assets under management	$317,831	$330,174	$368,660	$383,729	$399,063
Client assets under advisement	4,519	4,797	5,362	5,688	5,988
Client assets under administration (D)	692,514	754,543	786,743	836,198	880,354
Total assets	$1,014,864	$1,089,514	$1,160,765	$1,225,615	$1,285,405
(A)Client assets under administration in the Investment Managers segment include $49.6 billion of assets that are at fee levels below our normal full-service assets (as of June 30, 2021).
(B)Equity and fixed-income programs include $2.4 billion of assets managed by LSV in which fees are based on performance only (as of June 30, 2021).
(C)Equity and fixed-income programs include $8.0 billion of assets invested in various asset allocation funds at June 30, 2021.
(D)In addition to the numbers presented, SEI also administers an additional $13.5 billion in Funds of Funds assets (as of
June 30, 2021) on which SEI does not earn an administration fee.

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2020	2020	2020	2021	2021
Private Banks:
Equity and fixed-income programs	$22,229	$23,740	$24,284	$25,139	$26,056
Collective trust fund programs	5	7	6	6	7
Liquidity funds	4,366	3,948	3,712	3,876	3,833
Total assets under management	$26,600	$27,695	$28,002	$29,021	$29,896
Client assets under administration	23,819	25,295	25,368	4,317	4,405
Total assets	$50,419	$52,990	$53,370	$33,338	$34,301

Investment Advisors:
Equity and fixed-income programs	$57,429	$64,479	$68,396	$73,239	$76,839
Collective trust fund programs	3	3	2	1	1
Liquidity funds	6,923	4,569	3,788	3,619	3,370
Total assets under management	$64,355	$69,051	$72,186	$76,859	$80,210

Institutional Investors:
Equity and fixed-income programs	$77,037	$82,830	$86,277	$91,349	$93,458
Collective trust fund programs	100	102	102	96	68
Liquidity funds	2,476	2,120	2,271	2,621	2,681
Total assets under management	$79,613	$85,052	$88,650	$94,066	$96,207
Client assets under advisement	3,362	3,565	3,746	4,146	4,516
Total assets	$82,975	$88,617	$92,396	$98,212	$100,723

Investment Managers:
Collective trust fund programs	54,061	62,028	69,349	78,035	84,553
Liquidity funds	482	565	411	490	469
Total assets under management	$54,543	$62,593	$69,760	$78,525	$85,022
Client assets under administration (A)	649,012	713,528	754,350	817,330	853,810
Total assets	$703,555	$776,121	$824,110	$895,855	$938,832

Investments in New Businesses:
Equity and fixed-income programs	$1,468	$1,560	$1,634	$1,743	$1,870
Liquidity funds	182	180	165	169	236
Total assets under management	$1,650	$1,740	$1,799	$1,912	$2,106
Client assets under advisement	1,148	1,206	1,218	1,327	1,406
Total assets	$2,798	$2,946	$3,017	$3,239	$3,512

LSV Asset Management:
Equity and fixed-income programs (B)	$80,395	$83,536	$88,182	$97,476	$103,583

Total:
Equity and fixed-income programs (C)	$238,558	$256,145	$268,773	$288,946	$301,806
Collective trust fund programs	54,169	62,140	69,459	78,138	84,629
Liquidity funds	14,429	11,382	10,347	10,775	10,589
Total assets under management	$307,156	$329,667	$348,579	$377,859	$397,024
Client assets under advisement	4,510	4,771	4,964	5,473	5,922
Client assets under administration (D)	672,831	738,823	779,718	821,647	858,215
Total assets	$984,497	$1,073,261	$1,133,261	$1,204,979	$1,261,161
(A)    Average client assets under administration in the Investment Managers segment during second-quarter 2021 include $51.6 billion that are at fee levels below our normal full-service assets.
(B)    Equity and fixed-income programs include $2.4 billion of average assets managed by LSV in which fees are based on performance only during second-quarter 2021.
(C)    Equity and fixed-income programs include $8.0 billion of average assets invested in various asset allocation funds during second-quarter 2021.
(D)    In addition to the numbers presented, SEI also administers an additional $13.5 billion of average assets in Funds of Funds assets during second-quarter 2021 on which SEI does not earn an administration fee.